EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

  I, Stephen Farkas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of AAMPRO Group, Inc. on Form 10-QSB for the quarter ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of AAMPRO Group, Inc. on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of AAMPRO Group, Inc.

Dated: May 21, 2007	By:	/s/ Stephen Farkas
Name: Stephen Farkas Title: Chief Executive Officer and Chief Financial Officer